UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2009

Conexant Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-24923	25-1799439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-483-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On February 18, 2009, the Board of Directors (the "Board") of Conexant Systems, Inc. (the "Company") approved a revised form of indemnity agreement (the "Indemnity Agreement") to be entered into with each of its directors, executive officers and certain other key employees of the Company (collectively, the "Indemnitees"). The Company’s current directors and executive officers are as follows:

Directors: D. Scott Mercer, Dwight W. Decker, F. Craig Farrill, William E. Bendush, Balakrishnan S. Iyer, Jerre L. Stead, Matthew E. Massengill, and Steven J. Bilodeau

Executive Officers: D. Scott Mercer – Chief Executive Officer and Chairman; Jean Hu – Chief Financial Officer and Senior Vice President, Business Development; Christian Scherp – President; Sailesh Chittipeddi – Executive Vice President, Global Operations and Chief Technology Officer; and Mark D. Peterson – Senior Vice President, Chief Legal Officer and Secretary

Each of the Company’s current directors and executive officers, other than Ms. Hu, were previously a party to a prior form of indemnity agreement in use by the Company since 2004. The Indemnity Agreement replaces the prior form of indemnity agreement and generally requires the Company, to the maximum extent permitted by the Company’s certificate of incorporation, bylaws and state or other applicable law, to indemnify the Indemnitee against all losses, judgments, fines, expenses and penalties incurred in connection with the defense or settlement of any action brought against the Indemnitee by reason of the fact that he or she was or is a director or employee of the Company or assumed certain responsibilities at the request of the Company. The Indemnity Agreement further provides procedures for the determination of an Indemnitee’s right to receive indemnification and the advancement of defense expenses.

The foregoing description of the Indemnity Agreement is a general description only and is qualified in its entirety by reference to the Indemnity Agreement, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On February 18, 2009, the Board suspended the Conexant Systems, Inc. Directors Stock Plan (the "Director Plan"). No future awards will be granted under the Director Plan to non-employee directors unless and until the Board lifts the suspension. The suspension does not affect the terms of outstanding awards previously granted under the Director Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Form of Indemnity Agreement.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conexant Systems, Inc.

February 24, 2009	By:	Mark Peterson

Name: Mark Peterson
Title: Senior Vice President, Chief Legal Officer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Form of Indemnity Agreement